UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2008

SAFER SHOT, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-28769	20-2969972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E 59th ST, New York, NY 10022	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 265-8600 ext 215

Monumental Marketing, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01 Other Events

On February 11, 2008, Safer Shot, Inc. (formerly known as Monumental Marketing, Inc.) issued a press release announcing the execution of a non-binding letter of intent to acquire a 49% interest in Miniature Machine Corporation. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of business acquired.	Not applicable
(b) Pro forma financial information.	Not applicable
(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued February 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safer-Shot, Inc.

Date: February 11, 2008	By:	/s/ Margaret Johns
Name: Margaret Johns
Title: CEO